                                                                   EXHIBIT 10.9



                             CONFIDENTIAL TREATMENT


                  RESEARCH COLLABORATION AND LICENSE AGREEMENT



                                     BETWEEN



                                ROCHE BIOSCIENCE

                                       and

                                 LEUKOSITE, INC.



* Confidential treatment requested: material has been omitted and filed separately with the Commission.

                                TABLE OF CONTENTS



1.       Definitions............................................................

2.       Grant..................................................................
         2.1      License.......................................................
         2.2      Third Party Agreements........................................
         2.3      Sublicenses...................................................
         2.4      Product Outside the Field of Research.........................

3.       Due Diligence and Worldwide Marketing..................................
         3.1      Diligence.....................................................
         3.2      Marketing Reports.............................................

4.       Confidential Information...............................................
         4.1      Non-Disclosure................................................
         4.2      Non-Confidential Information..................................
         4.3      Permitted Disclosure..........................................

5.       Research Collaboration.................................................
         5.1      Object........................................................
         5.2      Collaboration Management Council..............................
                  5.2.1  Oversight..............................................
                  5.2.2  Membership.............................................
                  5.2.3  Chair..................................................
                  5.2.4  Responsibilities.......................................
         5.3      Meetings......................................................
         5.4      CMC Deadlock..................................................
         5.5      Conduct of Research Collaboration.............................
         5.6      Visitation....................................................
         5.7      Research Funding..............................................
                  5.7.1  RBS Funding at LKS.....................................
                  5.7.2  LKS Funding at LKS.....................................
                  5.7.3  RBS Funding at RBS.....................................
         5.8      No Conflict With Research Collaboration.......................
         5.9      Title to Equipment............................................
         5.10     Term and Termination of the Research Collaboration............
                  5.10.1  Research Term.........................................
                  5.10.2  Termination by RBS....................................
         5.11     Clinical and Regulatory Activity..............................

* Confidential treatment requested: material has been omitted and filed separately with the Commission.
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6.       Results of the Research Collaboration/Patents..........................
         6.1      Mutual Disclosure.............................................
         6.2      LKS Results...................................................
                  6.2.1  Title..................................................
                  6.2.2  Use....................................................
                  6.2.3  Patent Rights..........................................
         6.3      Joint Results.................................................
                  6.3.1  Title..................................................
                  6.3.2  Use....................................................
                  6.3.3  Patent Rights..........................................
         6.4      RBS Results...................................................
                  6.4. 1  Title.................................................
                  6.4.2  Use....................................................
                  6.4.3  Patent Rights..........................................
         6.5      Publication...................................................
         6.6      Infringement..................................................

7.       Royalties and other Compensation
         7.1      Royalties  ...................................................
                  7.1.1  Amount.................................................
                  7.1.2  Patent Protection......................................
                  7.1.3  Competitive Pressures..................................
                  7.1.4  Other Royalties........................................
                  7.1.5  Royalty Term...........................................
                  7.1.6  Combination Product....................................
         7.2      License Fee...................................................
         7.3      Milestone Payments............................................
                  7.3.1  Amounts................................................
                  7.3.2  Replacement Product....................................
                  7.3.3  Termination............................................
         7.4      Records.......................................................
         7.5      Accounting Period.............................................

8.       Representations and Warranties.........................................
         8.1      Mutual Representations and Warranties.........................
         8.2      LKS Representations and Warranties............................
         8.3      Limitation....................................................

9-        Indemnification.......................................................
         9.1      LKS Indemnification...........................................
                  9.1..1  Research Collaboration................................
                  9.1.2  Products Liability.....................................
         9.2      RBS Indemnification...........................................
         9.3      Conditions to Indemnification.................................

                                      -ii-
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10.      Assignment; Successors.................................................
                  10. 1 Assignment..............................................
                  10.2 Successors...............................................

11.      Force Majeure..........................................................

                                      -iii-
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                             CONFIDENTIAL TREATMENT

                  RESEARCH COLLABORATION AND LICENSE AGREEMENT



         This Agreement is entered into on July 12, 1996 (the "Effective Date") by and between SYNTEX (U.S.A.) INC., through its ROCHE BIOSCIENCE division (hereinafter referred to as "RBS"), a Delaware corporation located at 3401 Hillview Avenue, Palo Alto, California 94304, and LEUKOSITE, INC., a Delaware Corporation, located at 215 First Street, Cambridge, Massachusetts 02142 ("LKS").

         WHEREAS, RBS is a member of the Roche Group, which is an international healthcare company which, among other things, develops, manufactures, markets and sells pharmaceutical products for human healthcare throughout the world; and

         WHEREAS, LKS is the owner or exclusive licensee of certain technology and other proprietary know-how related to Products (as hereinafter defined); and

         WHEREAS, RBS desires to obtain an exclusive right and license in and to such technology and proprietary know-how to develop and sell Products in the Territory (as hereinafter defined); and

         WHEREAS, RBS desires to support additional research in the Field of Research as hereinafter defined to be conducted by LKS; and

         WHEREAS, LKS is willing to grant the exclusive right and license desired by RBS and to conduct the research supported by RBS.

         NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the parties agree as follows:

1.       DEFINITIONS.

         The terms used in this Agreement have the following meaning:

         1.1 "Accounting Period" shall have the meaning set forth in Section
7.5.

         1.2 "Adjusted Gross Sales" means the gross sales invoiced by RBS for the Product(s) to Third Parties less deductions for returns (including withdrawals and recalls), rebates (retroactive price reductions, including Medicaid and similar types of rebates), volume (quantity) discounts,

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

discounts granted at the time of invoicing, sales taxes and other taxes directly linked to and included in the gross sales amount on a Product by Product basis for the countries concerned (excluding income and similar taxes).

         1.3 "Affiliate" as applied to either party shall mean any company or other legal entity other than the party in question in whatever country organized, controlling, controlled by or under common control with that party. The term "control" means ownership or control, directly or indirectly, of at least fifty percent (50%) of the outstanding stock, voting rights or the right entitled to elect or appoint directors. Provided, however, Genentech, Inc., with offices located at 460 Point San Bruno Boulevard, South San Francisco, California, 94080, and its subsidiaries shall not be considered an Affiliate of RBS unless and until it is granted or extended rights under this Agreement upon written notice by RBS to LKS.

         1.4 "Agreement Year" shall mean the twelve month period beginning on the date of execution of the Heads of Agreement, and each subsequent twelve (12) month period thereafter.

         1.5 "Background Patent Right(s)" shall mean the LKS United States patent applications, including any division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension (including Supplemental Protection Certificates) thereof, which are set forth in Appendix A attached hereto and made a part hereof.

         1.6 "Calendar Quarter" shall mean the period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, as the case may be.

         1.7 "CBR Agreement" means the License Agreement effective as of June 15, 1993 between the Center for Blood Research and LKS.

         1.8 "CMC" shall have the meaning set forth in Section 5.2.

         1.9 "CMCC Agreement" means the License Agreement dated March 25, 1996 between the Children's Medical Center Corporation and LKS.

         1.10 "commercially reasonable and diligent efforts" means, unless the Parties agree otherwise, those efforts consistent with the exercise of
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                                      -3-


prudent scientific and business judgment, as applied to other products of similar scientific and commercial potential within the relevant product lines of RBS or, with respect to Section 5.5, LKS.

         1.11 "Confidential Information" means all information and materials received by either party from the other party pursuant to this Agreement and all information and materials developed in the course of the Research Collaboration.

         1.12 "FDA" shall mean the United States Food and Drug Administration.

         1.13 "Field of Research" shall mean ***********************************
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         1.14 "First Commercial Sale" shall mean in each country of the
Territory, the first sale to a Third Party, in connection with the nationwide introduction of any Product by RBS, its Affiliates or Sublicensees following marketing and/or pricing approval by the appropriate governmental agency for the country in which the sale is to be made and, when governmental approval is not required, the first sale in that country in connection with the nationwide introduction of a Product in that country.

         1.15 "Flat Fee" shall have the meaning set forth in Section 13.2.

         1.16 "FTE" means full time-equivalent qualified scientist employee.

         1.17 "Heads of Agreement" shall mean the agreement between the parties hereto entitled Heads of Agreement containing the basic terms of this Agreement and executed on April 18, 1996.

         1.18 "High Throughput Screening" or "HTS " shall mean a ***************
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         1.19 "Imperial Agreement" means the License Agreement effective January
31, 1996 between The Imperial College of Science, Technology & Medicine and the Imperial Exploitation Limited, on the one hand, and LKS, on the other hand.

         1.20 "IND" shall mean an Investigational New Drug application as such term is defined in the regulations of the FDA.

         1.21 "Information" shall mean any data, formulas, process information or other information produced solely or jointly by LKS or RBS which is developed in and/or results from the Research Collaboration.

         1.22 "Invention" shall mean any product, process, use, article of manufacture, composition of matter conceived or first actually or constructively reduced to practice, solely or jointly by LKS or RBS, which is developed in and/or results from the Research Collaboration.

         1.23 "Joint Patents Rights" shall have the meaning set forth in Section 6.3.1.

         1.24 "Joint Results" shall have the meaning set forth in Section 6.3.1.

         1.25 "LKS Patent Rights" shall have the meaning set forth in Section 6.2.1.

         1.26 "LKS Results" shall have the meaning set forth in Section 6.2.1.

         1.27 "Major Market(s)" shall mean each of North America (the United States and Canada only), United Kingdom, Germany, France, and Japan.

         1.28 "Material" shall mean any material or substance which is discovered, produced or derived solely or jointly by LKS or RBS, which is developed in and/or results from the Research Collaboration.

         1.29 "NDA" shall mean a New Drug Application as such term is defined in the regulations of the FDA.

         1.30 "Net Sales" means the ********************************************
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         1.31 "Other Royalties" shall have the meaning set forth in Section
7.1.4.

         1.32 "Patent" means any United States patent application, including any division, continuation, or continuation-in-part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension (including Supplemental Protection Certificates) thereof.

         1.33 "Patent Costs" means the fees and expenses paid to outside legal counsel and other Third Parties, and filing, prosecution and maintenance expenses, incurred in connection with the establishment and maintenance of rights under Patents.

         1.34 "Patent Rights" means individually and collectively Background Patent Rights, LKS Patent Rights, RBS Patent Rights and Joint Patent Rights.

         1.35 "Patent Protection" shall have the meaning set forth in Section 7.1.2.

         1.36 "PLA" means a Product License Application as such term is defined by the FDA.

         1.37 "Product" shall mean any article, composition, apparatus, material, method, process or service for therapeutic and diagnostic applications in humans in the Field of Research, including, but not limited to, small molecules, protein products, and gene therapy applications, which is or which incorporates or utilizes an Invention, Invention, Results and/or Material or the manufacture, import, sale, or use of which is covered by Patent Rights.

         1.38 "RBS Patent Rights" shall have the meaning set forth in Section 6.4.1.

         1.39 "RBS Patents" shall mean any United States patent application, including any division, continuation, or continuation in part thereof and any foreign patent application or equivalent corresponding thereto and any Letters Patent or the equivalent thereof issuing thereon or reissue, re-examination or extension (including Supplemental Protection Certificates) thereof, which is owned by or licensed by RBS and in and to which RBS has a transferable interest during the term of this Agreement insofar as it contains one or more claims to RBS Technology.

         1.40 "RBS Results" shall have the meaning set forth in Section 6.4.1.

         1.41 "RBS Technology" shall mean information and materials, including but not limited to, pharmaceutical, chemical and biological products, technical and non-technical data and information relating to the results of tests, assays, methods, and processes, and drawings, plans, diagrams and specifications and/or other documents containing such information and data owned by RBS or to which RBS has a transferable interest on the Effective Date and/or prior to termination of this Agreement and which are necessary for the manufacture, use or sale of a Product.

         1.42 "Reciprocal Royalties" shall have the meaning set forth in Section 13.8.3.

         1.43 "Research" shall mean the research performed by LKS and RBS in accordance with the Research Plan, as amended from time to time by agreement of the parties.

         1.44 "Research Collaboration" shall have the meaning set forth in
Section 5. 1.

         1.45 "Research Plan" shall mean the written description of the research program for the research collaboration, including, but not limited to, goals, key decision points, timing to key decision points, resource commitments and other details identified by the CMC for the first Agreement Year as set forth in Appendix B attached hereto and made a part hereof, and for each subsequent Agreement Year of the Research Collaboration.

         1.46 "Research Term" shall have the meaning set forth in Section
5.10.1.

         1.47 "Results" means, collectively, LKS Results, Joint Results, and RBS Results.

         1.48 "Royalty Term" shall have the meaning set forth in Section 7.1.5.
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         1.49 "Sublicensee" shall mean any Third Party licensed by RBS to make, have made, import, use or sell any Product.

         1.50 "Territory" shall mean all countries of the world.

         1.51 "Third Party(ies)" shall mean a person or entity who or which is neither a party hereto nor an Affiliate of a party hereto.

         1.52 "Third Party Agreement(s)" shall mean the CMCC Agreement, the Imperial Agreement, and the CBR Agreement.

         1.53 "Valid Claim" shall mean a claim of an issued patent which has not lapsed or become abandoned or been declared invalid or unenforceable by a court of competent jurisdiction or an administrative agency from which no appeal can be or is taken.

         1.54 The use herein of the plural shall include the singular, and the use of the masculine shall include the feminine.

2.       GRANT.

         2.1 License. LKS hereby grants to RBS and RBS hereby accepts from LKS an exclusive right and license under the Background Patents to make, have made, use and sell Products in the Territory. In addition, the parties shall grant each other the licenses for the Results as set forth in Section 6.

         2.2 Third Party Agreements. To the extent information, inventions, materials and/or Patents licensed to RBS under this Agreement are rights which LKS has licensed from and under a Third Party Agreement(s), RBS understands and agrees as follows:

                  (i) The rights licensed to RBS by LKS are subject to the terms, limitations, restrictions and obligations of the Third Party Agreement(s).

                  (ii) RBS will comply with the terms, obligations,
limitations and restrictions of the Third Party Agreement(s) applicable to sublicensees (excluding the financial provisions of such agreement). In particular Section 2.7 of the CMCC Agreement requires that Articles 2, 6, 7, 8, 9, 10, 11, 12 and 14 of that agreement be attached to any sublicense and such articles are attached hereto and made a part hereof as Appendix C.
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         2.3      Sublicenses.


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         2.4 Product Outside the Field of Research. ****************************
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3.       DUE DILIGENCE AND WORLDWIDE MARKETING.

         3.1 Diligence. RBS shall use commercially reasonable and diligent efforts to develop and register Products and upon registration, continue to use its commercially reasonable and diligent efforts to market and sell Products in each Major Market, taking into account the scientific and commercial potential for such Product or to sublicense the Products to Third Parties to do the same. Subject to the terms of this Section 3, all aspects relating to the marketing and sale of a Product shall be a business decision of RBS and its Affiliates. Subject to the terms of this Section 3,
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                                      -9-


RBS or its Affiliates may choose not to market, distribute, or license the Product in a country based upon RBS' reasonable business judgment. The efforts of an Affiliate shall be deemed to be the efforts of RBS.

         3.2 Marketing Reports. RBS or its Affiliates shall provide written reports to LKS on June 30th and December 31st of each year concerning the efforts being made in accordance with this Section with respect to a Product in each country of the Major Markets until launch of such Product in all Major Markets. The report shall contain information about the timing of Product launch in such countries. RBS or its Affiliates shall provide LKS with any additional information reasonably requested by LKS in this respect. No more frequently than once a year and upon LKS' request, RBS or its Affiliates shall also provide to LKS, both prior to and after marketing a Product, a brief summary of the marketing plans for each Product in the Major Markets and sales estimates for each Product to be sold in each Major Market. In addition, RBS or its Affiliates shall provide LKS with an overview of marketing activities and sales estimates on a per Product basis for the remaining countries in the Territory.

4.       CONFIDENTIAL INFORMATION.

         4.1 Non-Disclosure. Each party shall have the right to refuse to accept the other party's Confidential Information. Each party agrees not to disclose and to maintain the Confidential Information in strict confidence, to cause all of its Affiliates, sublicensees, agents, representatives and employees to maintain the disclosing party's Confidential Information in confidence and not to disclose any such Confidential Information to a third party without the prior written consent of the disclosing party and not to use such Confidential Information for any purpose other than as licensed under this Agreement.

         4.2 Non-Confidential Information. The obligations of confidentiality will not apply to information which:

                  (i) was known to the receiving party or generally known to the public prior to its disclosure hereunder; or

                  (ii) subsequently becomes known to the public by some means other than a breach of this Agreement;

                  (iii) is subsequently disclosed to the receiving party by a Third Party having a lawful right to make such disclosure and who is not under an obligation of confidentiality to the disclosing party;

                  (iv) is required by law, rule, regulation or bona fide legal process to be disclosed, provided that the disclosing party takes all reasonable steps to restrict and maintain confidentiality of such disclosure and provides reasonable notice to the non-disclosing party to allow the non-disclosing party to take appropriate action to appeal such order; or

                  (v) is approved for release to the public by both parties.

         4.3 Permitted Disclosure. The obligations of Section 4.1 notwithstanding, either party may disclose the Confidential Information licensed hereunder, to Third Parties who (i) need to know the same in order to secure regulatory approval for the sale of Product, (ii) who need to know the same in order to work towards the commercial development of Product, or (iii) who are approved by other party, as the case may be; provided that such parties are bound by obligations of confidentiality and non-use at least as stringent as set forth herein, provided, further, that RBS may disclose Confidential Information regarding clinical development, manufacturing, and marketing of any Product to any Third Party at RBS's sole discretion; provided, further, that such Confidential Information was developed solely by RBS or its Affiliates or contractors or sublicensees and does not include Confidential Information received from LKS.

5.        RESEARCH COLLABORATION.

         5.1 Object. During the Research Term, the parties shall establish a research and pre-clinical development collaboration in the Field of Research (the "Research Collaboration"). LKS agrees to conduct the Research to be performed at LKS and RBS agrees to support and fund such Research at LKS in accordance with the terms and conditions set forth below; **********************
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         5.2      Collaboration Management Council

                  5.2.1 Oversight. The Research Collaboration will be overseen and monitored by the Collaboration Management Council as described herein (the "CMC").

                  5.2.2 Membership. Within ten (10) days of the date hereof, LKS and RBS shall each appoint two (2) persons (or such other number of persons as the parties may determine) to serve on the CMC. Such representatives will be qualified, by reason of background and experience, to assess the scientific progress of the Research Collaboration. Each party will have the right to change its representation on the CMC upon written notice sent to the other.

                  5.2.3 Chair. The CMC will be co-chaired by one representative of each party during the Research Term.

                  5.2.4 Responsibilities.  The CMC will have authority to:

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        5.6  VISITATION. Each party will permit duly authorized employees or representatives of the party to visit its facilities where the research is conducted, at reasonable times and with reasonable notice.

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         5.7      Research Funding

                  5.7.1 RBS Funding at LKS.

                        5.7.1.1  Primary Support Commitment. *******************
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                        5.7.1.2  Monoclonal Work. ******************************
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                        5.7.1.3  Third Year Fund. ******************************
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                        5.7.1.4  Payments. *************************************
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                  5.7.2 LKS Funding at LKS. ************************************
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                  5.7.3 RBS Funding at RBS. ************************************
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         5.8 No Conflict With Research Collaboration. LKS agrees that the funds to support the Research Collaboration provided by RBS will be
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applied to the Research Collaboration and may not, without RBS prior written approval, be used in support of any other research at LKS.

         5.9 Title to Equipment. LKS will retain title to any equipment purchased with funds provided by RBS under this Agreement. The intent is that the costs of any such equipment will be included in the FTEs and not be a separate cost.

         5.10     Term and Termination of the Research Collaboration.

                  5.10.1 Research Term. The Research Collaboration shall terminate on the earlier of (i) *********** from the execution date of the Heads of Agreement or (ii) the date on which a clinical development candidate is selected by the CMC (the "Research Term"). Subject to Section 5.7.1.3, both parties will have the option to extend the Research Term for additional ************ periods upon mutually acceptable terms at the conclusion of the second Agreement Year,

                  5.10.2  Termination by RBS.

                          5.10.2.1 Failure to Establish HTS. RBS will have the
option to terminate the Research Collaboration if an HTS for the CKR-3 receptor-based assay cannot be established at RBS. In the event RBS elects not to terminate the Research Collaboration as provided herein, the Research Plan and the level of Research Funding will be re-evaluated given the change in the focus and intent of the Research Collaboration.

                          5.10.2.2 First Anniversary. RBS may terminate this
Agreement without cause on the first anniversary of the signing of the Heads of Agreement upon ************* prior written notice to LKS. Upon such termination, RBS will pay LKS a termination fee equal to************************************
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                          5.10.2.3 Failure to Meet Proof of Concept. RBS may
terminate this Agreement, on or before the first anniversary of the Heads of Agreement, upon *************** prior written notice to LKS, in the event RBS establishes a decision point at in vivo proof of concept *********************** **************************************************utilizing criteria and conditions established by the CMC and such criteria and conditions for going forward have not been met.

                          5.10.2.4 Breach by LKS. In the event of a material
breach by LKS of any of LKS's obligations and covenants, if such breach is
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not cured within ***************** after written notice is given by RBS to LKS specifying the breach, RBS may terminate the Research Collaboration and cease funding hereunder upon the expiration of such ************************ provided, however, that this Agreement shall otherwise continue in full force and effect and ****************************************************************************
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                          5.10.2.5 Results of Termination by RBS. If RBS
terminates the Research Collaboration prior to the expiration of the Research Term pursuant to Section 5.10.2.1., 5.10.2.2 or 5.10.2.3, this Agreement shall terminate and the provisions of Section 13.8 shall apply.

                  5.10.3 Termination by LKS. In the event of a material breach by RBS of any of RBS's obligations and covenants, if such breach is not cured within ************** after written notice is given by LKS to RBS specifying the breach, LKS may terminate this Agreement upon the expiration of such *********** period and the provisions of Section 13.8 shall apply.

         5.11 Clinical and Regulatory Activity. In accordance with the other terms contained herein, ********************************************************
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         5.12 Preclinical Development Activity. ********************************
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6.       RESULTS OF THE RESEARCH COLLABORATION/PATENTS.

         6.1 Mutual Disclosure. Any Result that either party believes may involve a patentable invention or a preliminary finding of scientific
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significance will be promptly disclosed to the other party at the earliest practicable time.

         6.2      LKS Results.

                  6.2.1 Title. All right, title and interest in and to all Materials, Information, and Inventions which are conceived and/or made by LKS employees alone and any and all intellectual property rights based thereon including, but not limited to, patent rights (the "LKS Patent Rights"), shall be owned by LKS (individually and collectively "LKS Results").

                  6.2.2 Use. LKS shall grant RBS an exclusive license to the LKS Results for use in the Field of Research or with any Product. LKS may license the LKS Results outside the Field of Research; provided, however, that if the LKS Results are exclusive to the Field of Research, LKS may not license the LKS Results to any Third Party.

                  6.2.3 Patent Rights. LKS shall file, prosecute and maintain the Background Patent Rights and LKS Patent Rights. RBS shall pay the Patent Costs therefor to the extent such rights are not licensed outside the Field of Research. If any such rights are licensed outside the Field of Research, RBS shall only pay a pro-rata share of on-going Patent Costs and with respect to the LKS Patent Rights, RBS will be reimbursed on a pro-rata basis for the Patent Costs RBS has paid with respect to the LKS Patent Rights. The Patent Costs shall be pro-rated by the number of additional licensees. If LKS, with respect to the LKS Patent Rights decides, at any time, not to file or maintain an application or a Patent as provided hereunder, it shall give RBS notice to this effect and upon such notice RBS shall have the right, but not the obligation, to file and maintain, such application or Patent, in its own name and at its own expense. If RBS elects to file and maintain a Patent that LKS has declined to file or maintain, LKS shall assign to RBS all rights in such application or Patent.

         6.3      Joint Results.

                  6.3.1 Title. All right, title and interest in and to all Materials, Information, and Inventions which are conceived and/or made by RBS employees and LKS employees and any and all intellectual property rights based thereon including, but not limited to, patent rights (the "Joint Patent Rights"), shall be deemed to be joint inventions, in accordance with applicable law, and shall be owned by both parties jointly (individually and collectively "Joint Results").

                  6.3.2 Use. RBS shall have the exclusive right to use the Joint Results in the Field of Research. RBS may license to a Third Party in the Field of Research to the extent necessary to make, have made or use the Products. Both RBS and LKS may use the Joint Results outside the Field of Research. Neither party may license to a Third Party for use outside the Field of Research without the other party's prior written consent, which may not be unreasonably withheld or delayed.

                  6.3.3 Patent Rights. RBS shall file and prosecute the Joint Patent Rights and pay the Patent Costs therefor. If RBS decides, at any time, not to file or maintain an application or a Patent as provided hereunder, it shall give LKS notice to this effect and upon such notice LKS shall have the right, but not the obligation, to file and maintain, such _ application or Patent, in its own name and at its own expense. If LKS elects to file and maintain a Patent Right on which RBS has declined to file or maintain, RBS shall assign to LKS all rights in such application or Patent.

         6.4      RBS Results.

                  6.4.1 Title. All right, title and interest in and to all Materials, Information, and Inventions which are conceived and/or made by RBS employees alone and any and all intellectual property rights based thereon including, but not limited to, patent rights (the "RBS Patent Rights"), shall be owned by RBS (individually and collectively "RBS Results").

                  6.4.2 Use. In addition to RBS's rights to sublicense the RBS Results as set forth elsewhere in this Agreement, RBS may license the RBS Results outside the Field of Research. LKS shall have exclusive rights to the RBS Results only if RBS transfers such rights to LKS pursuant to Section 13.8 hereof.

                  6.4.3 Patent Rights. RBS shall file and prosecute the RBS Patent Rights and pay the Patent Costs therefor. If RBS decides, at any time, not to file or maintain an application or a Patent as provided hereunder, it shall give LKS notice to this effect and upon such notice LKS shall have the right, but not the obligation, to file and maintain, such application or Patent, in its own name and at its own expense. If LKS elects to file and maintain such an application, RBS shall assign to LKS all rights in such application or Patent.

         6.5 Publication. During the Research Term, there will be no publication of the Results or other publications in the Field of Research by LKS or RBS, or any employee of the parties unless the CMC has reviewed and approved the proposed scientific publication concerning the Results. After termination of the Research Term, if either party is going to publish in the Field of Research, the publishing party shall provide such publication to the other party preferably thirty (30) days but no later that two (2) weeks prior to submission for publication to allow the other party time to determine whether any Confidential Information should be deleted from the proposed publication.

         6.6      Infringement

                  6.6.1 If any of the Patent Rights is infringed by a third party with respect to the Products, the party which becomes aware of such infringing activity shall promptly notify the other party of such activity. RBS shall have the right and option but not the obligation to bring an action for infringement, at its sole expense, against such third party in the name of LKS and/or in the name of RBS, and to join LKS as a party plaintiff if required. RBS shall keep LKS informed as to the prosecution of any action for such infringement. No settlement, consent judgment or other voluntary final disposition of the suit which adversely affects Patent Rights may be entered into without the consent of LKS, which consent shall not unreasonably be withheld.

                  6.6.2....In the event that RBS shall undertake the enforcement and/or defense of the Patent Rights by litigation any recovery of damages by RBS for any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of RBS relating to the suit. The balance remaining from any such recovery shall be divided equally between RBS and LKS.

                  6.6.3 In the event that RBS elects not to pursue an action for infringement, upon written notice to LKS by RBS that an unlicensed third party is an infringer of Patent Rights licensed to RBS, LKS shall have the right and option, but not the obligation at its cost and expense to initiate infringement litigation and to retain any recovered damages. LKS shall keep RBS informed as to the prosecution of any action for such infringement.

                  6.6.4 In any infringement suit either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. All reasonable out-of-pocket costs incurred in connection with rendering cooperation requested hereunder shall be paid by the party requesting cooperation.

7        ROYALTIES AND OTHER COMPENSATION.

         7.1      Royalties.

                  7.1.1 Amount. RBS shall pay to LKS on the Net Sales of Products sold by RBS, its Affiliates and Sublicensees in the Territory royalties as follows:

         Non-Monoclonal Antibody Product

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         Monoclonal Antibody Product


         ***********************************************************************
********************************************************************************

********************************************************************************
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********************************************************************************
********************************************************************************

                  7.1.2 Patent Protection. *************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********************************

                  7.1.3 Competitive Pressures. In the event the obligations of RBS under the Agreement significantly diminish its or its Affiliates' capabilities to respond to competitive pressures in a country, the parties agree to explore, in good faith, steps to be taken to respond to such circumstances.

                  7.1.4 Other Royalties. ***************************************
********************************************************************************
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********************************************************************************
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***********************************

                  7.1.5 Royalty Term. ******************************************
********************************************************************************
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
                                      -21-


********************************************************************************
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***********************************

                  7.1.6. Combination Product. **********************************
********************************************************************************
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***********************************


         7.2 License Fee. ******************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

         7.3 Milestone Payments.

             7.3.1 Amounts. RBS shall pay the following amounts upon the occurrence of the following milestone events.

MILESTONE PAYMENTS:

         Non-Monoclonal Antibody Product*

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         Monoclonal Antibody Product

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************
********************************************************************************

         ***********************************************************************
********************************************************************************

         ***********************************************************************

                  7.3.2 Replacement Product. ***********************************
********************************************************************************
********************************************************************************

                  7.3.3 Termination. Discontinuation of the Research Collaboration pursuant to Section 5.10.2 and resulting termination of this Agreement will terminate RBS and its Affiliates obligations to make any future milestone or upfront payments.

         7.4 Records. RBS shall keep, and shall cause each of its Affiliates and Sublicensees to keep, full and accurate books of account containing all particulars relevant to its sales of Products that may be necessary for the purpose of calculating all royalties payable to LKS. Such books of account shall be kept at their principal place of business and, with all necessary supporting data shall, for the two (2) years next following the end of the calendar year to which each shall pertain, be open for inspection by an independent certified public accountant reasonably acceptable to RBS, upon at least thirty (30) days prior written notice during normal business hours at LKS's expense for the sole purpose of verifying royalty statements or compliance with this Agreement. Results of such inspection shall be made available to both Parties. ************
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
                                      -23-


********************************************************************************
********************************************************************************
********************************************************************************
********************************************************** All information and data reviewed in the inspection shall be used only for the purpose of verifying royalties and shall be treated as RBS Confidential Information subject to the obligations of this Agreement. No audit by an agent of LKS shall occur more frequently than once during any twelve (12) month period.

         7.5 Accounting Period. In each year the amount of royalty due shall be calculated semi-annually as of the end of each June 30 and December 31 (each as being the last day of an "Accounting Period") and shall be paid semi-annually within the ninety (90) days next following such date. Every such payment shall be supported by the accounting prescribed in Paragraph 7.6 and shall be made in United States currency. Whenever for the purpose of calculating royalties, conversion from any foreign currency shall be required, such conversion shall be made as follows:

                  7.5.1 For RBS and its Affiliates:

                        For countries other than the United States, when calculating the Adjusted Gross Sales, the amount of such sales in foreign currencies shall be converted into Swiss Francs as computed in the central Roche's Swiss Francs Sales Statistics for the countries concerned, using the average monthly rate of exchange at the time for such currencies as retrieved from the Reuters System. When calculating the royalties on Net Sales, such conversion shall be at the average rate of the Swiss Franc to the United States currency as retrieved from the Reuters System for the applicable Accounting Period. With respect to royalties due on Net Sales in the United States, RBS shall report and have paid to LKS such royalties in United States currency directly from one of its Affiliates in the United States.

                  7.5.2 For a licensee in a country:

                        For countries other than the United States, when calculating the Adjusted Gross Sales, the amount of such sales shall be reported by the Licensee to Roche within thirty (30) days from the end of an Accounting Period, after having converted each applicable monthly sales in foreign currency into the United States currency using the average between the buying and selling rate of exchange published in the Wall Street Journal (or some other source agreed upon in writing by the parties for any particular country) for the last business day of each respective month of the Accounting Period.

8        REPRESENTATIONS AND WARRANTIES.

         8.1 Mutual Representations and Warranties. Each party represents and warrants to the other party that: (i) it is free to enter into this Agreement;
(ii) in so doing, it will not violate any other agreement to which it is a party; and (iii) it has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement.

         8.2 LKS Representations and Warranties. LKS hereby represents and warrants to RBS that:

                  (i) It is the owner of, or is the licensee of the Background Patent Rights and Confidential Information related to Products which it has licensed to RBS under this Agreement, and accordingly has the right to grant licenses or sublicenses therefor;

                  (ii) It has not entered into any agreement with any Third Party which is in conflict with the rights granted to RBS pursuant to this Agreement;

                  (iii) It has furnished RBS with the audited balance sheet of LKS as of December 31, 1995 and the related audited income statement of LKS for the year then ended, certified by LKS's independent public accountants. The audited financial statements, including all notes thereto (if any), are complete and accurate in all material respects, and present fairly the financial condition of LKS as of the date and for the periods indicated;

                  (iv) It has furnished unaudited financial statements as of March 31, 1996, which statements are in accordance with the books and records of LKS, and present fairly the financial condition of LKS as of the date and for the periods indicated; and

                  (v) As of the Effective Date, LKS, without having made an investigation, is not aware of any claim or demand, asserted or unasserted, which it believes would have an adverse effect on the rights granted to RBS hereunder.

         8.3 Limitation. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT LKS MAKES NO REPRESENTATIONS

OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR VALIDITY OF ANY LKS PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS.

9.       INDEMNIFICATION

         9.1      LKS Indemnification.

                  9.1.1 Research Collaboration. LKS will defend, indemnify and hold harmless RBS, its Affiliates and licensors and their employees, agents, officers, trustees, shareholders and directors and each of them (the "RBS Indemnified Parties") from and against any and all third party claims, causes of action and costs (including reasonable attorney's fees) of any nature made or lawsuits or other proceedings filed or otherwise instituted against the RBS Indemnified Parties resulting from or arising out of LKS' activities under the Research Collaboration or out of the research, testing, handling, storage, or use of any chemical agents by LKS, its employees, agents or Affiliates (other than those claims which result from the gross negligence or willful misconduct of an RBS Indemnified Party); provided, however, that no indemnification from LKS shall be applicable under this Section with respect to a claim or loss related to Products liability except as set forth in Section 9.1.2 below.

                  9.1.2 Products Liability. To the extent a Product and rights relating thereto are transferred from RBS to LKS, LKS will defend, indemnify and hold harmless the RBS Indemnified Parties from and against any and all third party claims, causes of action and costs (including reasonable attorney's fees) of any nature made or lawsuits or other proceedings filed or otherwise instituted against the RBS Indemnified Parties resulting from or arising out of the manufacture, sale or use of any such Product by LKS, its Affiliates or its Sublicensees (other than those claims which result from the gross negligence or willful misconduct of an RBS Indemnified Party).

         9.2 RBS Indemnification. RBS will defend, indemnify and hold harmless LKS, its Affiliates and licensors and their employees, agents, officers, trustees, shareholders and directors and each of them (the "LKS Indemnified Parties") from and against any and all third party claims, causes of action and costs (including reasonable attorney's fees) of any nature made or lawsuits or other proceedings filed or otherwise instituted against the LKS Indemnified Parties resulting from or arising out of this Agreement or out of the development, testing, manufacture, handling, storage, use or sale of any Product by RBS, its Affiliates or its Sublicensees (other than those claims which result from the gross negligence or willful misconduct of an LKS Indemnified Party).

         9.3 Conditions to Indemnification. A person or entity that intends to claim indemnification under this Section 9 (the "Indemnitee") shall promptly notify the indemnifying party (the "Indemnitor") of any loss, claim, damage, liability or action in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Indemnitee whether or not such claim is rightfully brought; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor if Indemnitor does not assume the defense, or if representation of such Indenmitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other person represented by such counsel in such proceedings. The indemnity agreement in this Section shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indenmitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, only if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Section, but the omission so to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section. The Indemnitee under this Section, its employees and agents, shall cooperate FULLY with the Indemnitor and its legal representatives in the investigations of any action, claim or liability covered by this indemnification.

10.      ASSIGNMENT; SUCCESSORS.

         10.1 Assignment. This Agreement shall not be assignable by either of the parties without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that either party without the consent of the other party may assign this Agreement to an Affiliate or to a successor in interest or transferee of all or substantially all of the portion of the business to which this Agreement relates.

         10.2 Successors. Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of said successors in interest and assigns of the parties. Any such successor or assignee of a party's interest shall expressly assume in writing the performance of all the terms and conditions of this Agreement to be performed by said party and such Assignment shall not relieve the Assignor of any of its obligations under this Agreement.

11.      FORCE MAJEURE.

         Neither party shall be liable to the other party for damages or loss (other than with respect to payments due LKS hereunder) occasioned by failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, flood, strike or lockout, embargo, or any similar cause beyond the control of the defaulting party, provided that the party claiming this exception has exerted all reasonable efforts to avoid or remedy such event and provided such event does not extend for more than six (6) months.

12.      TERM.

         Except as otherwise specifically provided herein and unless sooner terminated as provided in this Agreement, this Agreement and the licenses and rights granted hereunder shall remain in full force and effect until RBS's obligations to pay royalties hereunder terminate. Upon termination of RBS's obligation to pay royalties hereunder with respect to a specific country and specific Product as to which RBS's license is then in effect and RBS's payment of all such royalties, the license granted to RBS with respect to such country and such Product pursuant to Section 2.1 shall be deemed to be fully paid and RBS shall thereafter have a royalty-free right to use the Patent Rights to make, have made, use and sell such Product in such country.

13.      TERMINATION.

         13.1 Failure to Develop. In the event RBS fails to use commercially reasonable and diligent efforts to develop a Product to the point that an IND for a Product can be approved by the FDA, then LKS at its option, may terminate this Agreement. Following IND approval for a Product, RBS shall continue to use commercially reasonable and diligent efforts to develop and register such Product. In either event, however, RBS will have the right to terminate the development of any Product after the expiration of the Research Term and such termination will not result in a termination of this Agreement so long as RBS is continuing the development of another Product under this Agreement. In such event, LKS will not have rights to continue development of the Product so terminated.

         13.2 Decision not to Market in the Major Markets. *********************
********************************************************************************
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********************

         13.3 Failure to Market in a Major Market. *****************************
********************************************************************************
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********************

         13.4 Decision not to Market Worldwide. ********************************
********************************************************************************
********************************************************************************
********************************************************************************
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********************************************************************************
********************

         13.5 Material Breach. Upon breach of any material provisions of this Agreement by either party to this Agreement, in the event the breach is not cured within sixty (60) days after written notice to the breaching party by the other party, in addition to any other remedy it may have, the other party at its sole option may terminate this Agreement, provided that such other party is not then in breach of this Agreement.

         13.6 Bankruptcy. Either party to this Agreement may, upon giving notice of termination, immediately terminate this Agreement upon receipt of notice that the other party has become insolvent or has suspended business in all material respects hereof, or has consented to an involuntary petition purporting to be pursuant to any reorganization or insolvency law of any jurisdiction, or has made an assignment for the benefit of creditors or has applied for or consented to the appointment of a receiver or trustee for a substantial part of its property.

         13.7 Survival. The obligations of Sections 4, 8, 9, and 13, as well as Sections 14.3 and 14.4 shall survive any termination of this Agreement.

         13.8     Results of Termination.

                  13.8.1 Transfers and Licenses. In the event of termination under Section 5.10.2.1, 5.10.2.2, 5.10.2.3, 13.1, 13.2, 13.3, or 13.4, or in the
event LKS terminates this Agreement pursuant to Section 5.10.3, 13.5, or 13.6, all licenses and rights granted to RBS by LKS shall terminate forthwith and RBS shall transfer or cause to be transferred to LKS RBS Results and all limitations on LKS's rights to use or license the LKS Results and Joint Results shall cease. In addition, in the case of a Product identified at the time of termination and Products related thereto, RBS shall transfer to LKS RBS Technology and RBS Patents that relate exclusively to such Product. *******************************
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********************RBS shall provide reasonable cooperation in transferring such registrations and other property to LKS and thereafter shall charge LKS on an fully allocated cost basis for the additional employee time. LKS shall have full responsibility for such Product after such transfer. Nothing contained herein shall require RBS to transfer the original of any data or all copies of such data that RBS is required by law, regulation, or regulatory authority, to retain the original or a copy thereof.

                  13.8.2 Post-Termination Access. ******************************
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********************

                  13.8.3 Reciprocal Royalties. *********************************
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14.      GENERAL PROVISIONS.

         14.1 Independent Contractor. The relationship between LKS and RBS is that of independent contractors. LKS and RBS are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no relationship other than as independent contracting parties. LKS shall have no power to bind or obligate RBS in any manner. Likewise, RBS shall have no power to bind or obligate LKS in any manner.

         14.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to these Agreements, except by a written document which is signed by both parties.

         14.3 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the laws of New York, U.S.A. without reference to its choice of law principles.

         14.4 Arbitration. Except for the right of either party to apply to a court of competent jurisdiction for a Temporary Restraining Order to preserve the status quo or prevent irreparable harm pending the selection and confirmation of a panel of arbitrators, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach or termination thereof, shall be settled by final and binding arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In any arbitration pursuant to this section, the award shall be rendered by a majority of the members of a board of arbitration consisting of three members, one being appointed by each party and the third, who shall be the chairman of the panel, being appointed by mutual agreement of said two party-appointed arbitrators. In the event of failure of said two arbitrators to agree within sixty (60) days after the commencement of the arbitration proceeding upon the appointment of the third arbitrator, the third arbitrator shall be appointed by the AAA in accordance with the Rules. In the event that either party shall fail to appoint an arbitrator within thirty (30) days after the commencement of the arbitration proceeding, such arbitrator and the third arbitrator shall be appointed by the AAA in accordance with the Rules. The place of arbitration shall be New York City.

         14.5 Headings. The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular or section or paragraph.

         14.6 No Waiver. Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         14.7 Compliance with Laws. In conducting any activities under this Agreement or in connection with the manufacture, use, or sale of Product, each party shall comply with all applicable laws and regulations including, but not limited to. current good laboratory practices as defined by the FDA.

         14.8 Public Statements. Neither party shall use the name of the other party in any public statement, prospectus, annual report, or press release without the prior written approval of the other party, which may not be unreasonably withheld or delayed, provided, however, that both parties shall endeavor in good faith to give the other party a minimum of five business days to review the such press release, prospectus, annual report, or other public statement.

         14.9 Notices. Any notices given pursuant to this Agreement shall be in writing and shall be deemed delivered upon the earlier of (i) when received at the address set forth below, or (ii) three (3) business days after mailed by certified or registered mail postage prepaid and properly addressed, with return receipt requested, or (iii) when sent, if sent, by facsimile, as confirmed by certified or registered mail. Notices shall be delivered to the respective parties as indicated:

         If To LKS:                     LeukoSite, Inc.
                                        215 First Street
                                        Cambridge, Massachusetts 02142
                                        Attn: CEO

         Copy to:                       Carella, Byrne, Bain, Gilfillan,
                                        Cecchi, Stewart & Olstein
                                        6 Becker Farm Road Roseland,
                                        New Jersey 07068 Fax No. (201) 597-0250
                                        Attn:  Elliot M. 01stein, Esq.

         If to RBS:                     Roche Bioscience, a division of
                                        Syntex (U.S.A.) Inc.
                                        3401 Hillview Avenue
                                        Palo Alto, California 94304
                                        Attn:  VP, Business Development
                                        Inflammatory Disease Business Unit

         copy to:                       Syntex (U.S.A.) Inc.
                                        3401 Hillview Avenue
                                        Palo Alto, California 94304
                                        Attn:  Corporate Law Department

         14.10 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

LEUKOSITE, INC.                                      SYNTEX (U.S.A.) INC.


By:/s/ Christopher Mirabelli                         By:/s/ James N. Woody
----------------------------                         ---------------------
Christopher Mirabelli, Ph.D.                         James N. Woody, M.D., Ph.D.
President and CEO                                    President



Appendix A - Patents Rights
Appendix B - Research Plan
Appendix C - CMCC Agreement